                                                                   EXHIBIT 10.15

                  FIRST AMENDED AND RESTATED SECURITY AGREEMENT

      BUILD-A-BEAR WORKSHOP, INC. AND SHIRTS ILLUSTRATED, LLC (individually and collectively, the "Debtor"), for valuable consideration, receipt of which hereby is acknowledged, hereby transfer, assign and pledge to U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRSTAR BANK, NATIONAL ASSOCIATION ("Secured Party"), and grant to Secured Party a security interest in, the following collateral, wherever located, now existing and hereafter arising or coming into existence (the "Collateral"):

1. All of Debtor's Accounts, Inventory, Equipment, General Intangibles, Chattel Paper, Investment Property, Instruments, Documents, Letter of Credit Rights, Supporting Obligations, and Commercial Tort Claims;

2. All moneys, credits and other property of any nature whatsoever of Debtor now or hereafter in the possession of, in transit to or from, under the custody or control of, or on deposit with (whether held by Debtor individually or jointly with another and including specifically but not by way of limitation all demand, time, savings, passbook, or other similar accounts) Secured Party or any Secured Party Affiliate, including but not limited to cash collateral accounts; and

3. The proceeds (including insurance proceeds) and products of the foregoing in whatever form the same may be,

for the purpose of securing the payment to Secured Party of all of the following ("Obligations"): all loans, advances, debts, liabilities, obligations, covenants and duties owing to Secured Party from any Debtor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, including but not limited to those arising under: (i) the Second Amended and Restated Loan Agreement by and between Debtor and Secured Party dated as of even date herewith, (ii) any International Swap and Derivatives Association Master Agreement ("Master Agreement"), and including each Transaction (as such term is defined in the Master Agreement), as confirmed in the applicable confirmation of each such Transaction, (iii) any obligation of Debtor to Secured Party or any Secured Party Affiliate under any other interest rate swap, cap, collar, floor, option, forward, or other type of interest rate protection, foreign exchange or derivative transaction agreement, (iv) under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether or not contemplated by Debtor or Secured Party or Secured Party Affiliate on the date hereof; and, as to all of the foregoing, including any amendments, modifications, or superceding documents to each of the foregoing; and all charges, expenses, fees, including but not limited to reasonable attorneys' fees, and any other sums chargeable to Debtor under any of the Obligations. As used herein, "Secured Party Affiliate" will mean any person, partnership, joint venture, company or business entity under common control or having similar equity holders owning at least ten percent (10%) thereof with Secured Party, whether such common control is direct or indirect. All of Secured Party's direct or indirect parent corporations, sister corporations, and subsidiaries will be deemed to be a Secured Party Affiliate for purposes of this Security Agreement (the "Agreement"). This Agreement amends and restates the Security Agreement between Debtor and Secured Party dated as of June 1,2001.

      Debtor further warrants to and agrees with Secured Party as follows:

1. PRESERVATION OF COLLATERAL. Debtor will keep the Collateral in good order and repair at all times, will use same with reasonable care and caution, will not part with possession or ownership thereof nor lease or hire out the Collateral without the written consent of Secured Party, and will exhibit the Collateral to Secured Party upon reasonable request. Debtor will promptly notify Secured Party of any loss or damage to any material portion of the Collateral, Debtor will not use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever

2.    Execution of Appropriate Documentation with Respect to Collateral.

      2.1 With respect to any and all of the Collateral, Debtor agrees to take such steps as Secured Party may reasonably request to perfect, maintain the priority of and keep in full force and effect the security interest granted by Debtor to Secured Party, including, but not limited to, the prompt payment upon demand therefor by Secured Party of all reasonable fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any document or the taking of any action deemed necessary or appropriate by Secured Party to perfect, protect, or enforce a security interest in any of the Collateral for the benefit of Secured Party, subject only to the liens to which Secured Party has specifically consented in writing (the "Permitted Liens"). All amounts not so paid within fifteen (15) days of becoming due will be added to the Obligations and (in addition to other rights and remedies resulting from such non-payment) will bear interest from the date of demand until paid in full at the Default Rate. Debtor also authorizes Secured Party to file one or more financing statements, as deemed necessary or desirable by Secured Party, which financing statements lists or otherwise describes the Collateral as consisting of all of Debtor's assets or words to that effect, regardless of the actual description of the Collateral set forth in this Agreement. Debtor hereby ratifies any filing by Secured Party that predates the date of this Agreement but that was intended to perfect the security interest granted hereby.

      2.2 In addition to the foregoing and not in limitation thereof, Debtor agrees to furnish Secured Party with properly executed control agreements, registrar's certificates, issuer acknowledgements of Secured Party's interest in the Letter of Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and will take all commercially reasonable action acceptable to Secured Party sufficient to establish Secured Party's control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending will have priority as against a lien creditor, a purchaser of such Collateral from Debtor, or a security interest perfected by any person not having control or not accompanied by such restrictive legending, in each case in form and substance reasonably acceptable to Secured Party and sufficient under applicable law so that Secured Party will have a security interest in all such Collateral perfected by control.

      2.3 In addition to the foregoing and not in limitation thereof, Debtor agrees to deliver to Secured Party, or, if Secured Party has specifically consented in each instance, to an agent or bailee of Secured Party who has acknowledged such status in a properly executed control agreement, possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession will have priority as against persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, all in form and substance reasonably acceptable to Secured Party, and subject only to Permitted Liens.

3. INSURANCE. Debtor will keep its insurable real and personal property insured with responsible insurance companies against loss or damage by fire, windstorm and other hazards which are commonly insured against in an extended coverage endorsement in an amount equal to not less than 90% of the insurable value thereof on a replacement cost basis and also maintain public liability insurance in a reasonable amount. In addition, Debtor will maintain extended liability insurance covering its operations of at least $1,000,000 and in a form and with companies reasonably satisfactory to Secured Party. Notwithstanding the foregoing, such property insurance will at all times be in an amount so that Debtor will not be deemed a "co-insurer" under any co-insurance provisions of such policies. All such insurance policies will name Secured Party as an additional insured and, where applicable, as lender's loss payee under a loss payable endorsement satisfactory to Secured Party. All such policies will be in form and substance satisfactory to Secured Party and will provide that ten (10) days' prior written notice must be given to Secured Party before such policy is altered or cancelled. Schedules of all insurance of Debtor will be submitted to Secured Party upon request. Such schedules will contain a description of the risks covered, the amounts of insurance carried on each risk, the name of the insurer and the cost of such insurance to Debtor. Debtor will provide new schedules to Secured Party promptly to reflect any change in insurance coverage. Debtor will deliver to Secured Party certificates representing such insurance policies upon the execution hereof. All amounts payable in settlement of insurance losses may be applied, at Secured Party's option, to the Obligations, or used to repair, replace or restore the Collateral.

4. PAVMENT OF EXPENSES BY SECURED PARTY. At its option and with reasonable notice to Borrower, Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, as determined by Secured Party to be necessary, and such expenditures will become a part of the Obligations. Debtor will reimburse Secured Party on demand for any payment so made or any expense incurred by Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Secured Party.

5. INFORMATION. Debtor will furnish to Secured Party from time to time if and as requested current lists of the Collateral including names and addresses of account debtors and agings of Accounts; and, if and when requested by Secured Party from time to time, will furnish to it copies of all purchase orders, inventory lists, billings, shipping orders, correspondence and other instruments or writings in any way evidencing or relating to the Collateral or the proceeds thereof. Secured Party and its designated representatives and agents will have the right at all reasonable times and upon reasonable advance notice to examine, inspect, and audit the Collateral wherever located.

6. SALE OF INVENTORY. Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may Debtor transfer any Inventory in satisfaction of any debt).

7. RECEIPT OF PAYMENT; SET OFF. Upon and during the occurrence of an Event of Default and in the event that Debtor receives payment of or proceeds from any of the Collateral, including without limitation Accounts, monies, checks, notes, drafts, or any other items of payment, Debtor agrees that Debtor will deliver to Secured Party the same in the form received by Debtor without commingling with any funds belonging to Debtor, and promptly will deposit the same in a special collateral account with Secured Party. Upon and during the occurrence of an Event of Default, Debtor authorizes Secured Party at any time without notice to appropriate and apply any balances, credits, deposits or accounts or money of Debtor (held individually or with others) in its possession, custody or control or the possession, custody or control of any Secured Party Affiliate to the payment of the Obligations, all of which may at all times be held and treated as additional Collateral.

8. NOTIFICATION OF THIRD PARTY DEBTORS. Secured Party at any time during the occurrence of an Event of Default, and without notice to Debtor, may notify any persons who are indebted to Debtor with respect to any of the Collateral of the assignment thereof to Secured Party and may direct such account debtors to make payment directly to Secured Party of the amounts due. At the request of Secured Party during the occurrence of an Event of Default, Debtor will direct any persons who are indebted to Debtor with respect to any of the Collateral to make payment directly to Secured Party. Secured Party is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to Secured Party.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants to Secured Party that, except for any Permitted Liens: (a) Debtor has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the

      Collateral and the same is free from all encumbrances and rights of set off of any kind, and Debtor has not authorized any other action or executed any other record that has given any other person any right to any of the Collateral; (b) except as herein provided, Debtor will not hereafter without the prior written consent of Secured Party sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of set off, lien or security interest to exist thereon except to Secured Party; (c) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (d) each General Intangible is genuine and enforceable in accordance with its terms and Debtor will defend the same against all claims, demands, set offs and counterclaims at any time asserted; (e) at the time any Account becomes subject to this Agreement, such Account will be what it purports to be and a good and valid account representing a bona fide sale of goods or services by Debtor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no Account will be subject to any claim for credit, allowance or adjustment by any account debtor or any set off, defense or counterclaim; (f) all of the information provided by Debtor to Secured Party on the Disclosure Schedule executed by Debtor of even date herewith is true and complete in all respects, and (g) Debtor is not involved in any consignment arrangement with regard to any of the Collateral.

10. RECEIVERS. Upon or at any time during the occurrence of an Event of Default, Secured Party may request the appointment of a receiver of the Collateral. Such appointment may be made without notice, and without regard to (i) the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the Obligations; and (ii) the value of the Collateral at such time. Such receiver will have the power to take possession, control, and care of the Collateral and to collect all accounts resulting therefrom. Notwithstanding the appointment of any receiver, trustee, or other custodian, Secured Party will be entitled to the possession and control of any cash, or other instruments at the time held by, or payable or deliverable under the terms of this Security Agreement to Secured Party.

11. PLACE OF BUSINESS. Except as otherwise disclosed by written notice to Lender, Debtor (a) now keeps and will continue to keep the Collateral at its principal place of business as shown on the Disclosure Schedule or any other place of business set forth on such Disclosure Schedule; and Debtor now keeps and will continue to keep its books and records concerning the Collateral at its principal place of business.

12. DEBTOR'S CONSENT. Upon and during the continuance of an Event of Default (as defined in the Loan Agreement or any of the documents evidencing the Obligations), the Debtor shall be deemed to have consented to, with respect to any of the Collateral, to all extensions or postponements of time of payment thereof or any other indulgences in connection therewith, to the acceptance of partial payments thereon and to the settlement, compromise and adjustment thereof, all in such manner and at such time or times as Secured Party deems advisable

13.   DEFAULT.

      13.1 Upon the occurrence of any Event of Default (as defined in the Loan Agreement or any of the documents evidencing the Obligations), Secured Party may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, as it may be amended from time to time, including but not limited to the right to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Secured Party deems necessary to preserve the value and receive the benefits of the Collateral and notifying all persons subject to a control agreement who may otherwise have possession or control of any of the Collateral and taking possession of any such Collateral. Upon the occurrence of an Event of Default, Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. At the request of Secured Party, Debtor agrees to store for a reasonable period all or any part of the Collateral in such a way as to prevent deterioration of any of the Collateral on property owned by Debtor, and Debtor will insure such Collateral for the benefit of Secured Party. Debtor gives permission to Secured Party to conduct a sale of any or all of the Collateral with prior notice to Debtor and conducted during normal business hours, which sale may be conducted on any real property owned by Debtor without charge or interference by Debtor. Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. Debtor waives all claims for damages by reason of any seizure, repossession, retention, use, or sale of the Collateral under the terms of this Security Agreement.

      13.2 The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by Secured Party will be applied to the Obligations in the order determined by Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to Debtor. If after exhausting all of the Collateral, there should be a deficiency, Debtor will be liable therefor to Secured Party, provided, however, that nothing contained herein will obligate Secured Party to proceed against the Collateral prior to making a claim against Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations.

      13.3 Whenever notice is required by law to be sent by Secured Party to Debtor of any sale, lease or other disposition of the Collateral, five days written notice sent to Debtor's address set forth below will be reasonable.

14. RIGHTS OF SECURED PARTY; POWER OF ATTORNEY. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor or in its name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all commercially reasonable and appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right, on behalf of Debtor, during an Event of Default, and without notice to or assent by Debtor, to do the following:

      14.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

      14.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

      14.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; and

      14.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect or preserve the Collateral and Secured Party's security interest and rights therein in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do.

      Debtor hereby ratifies all that such attorneys will lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, will be irrevocable and will terminate only upon payment in full of the Obligations and the termination of this Agreement. The powers conferred upon Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. Secured Party will have no obligation to preserve any rights of any third parties in the Collateral. Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents will be responsible to Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

15.   GENERAL.

      15.1 WAIVER. No delay or omission on the part of Secured Party to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein nor will the action or non-action of Secured Party in case of such Event of Default impair any right or power arising as a result thereof or affect any subsequent default or any other default of the same or a different nature.

      15.2 NOTICES. All notices, demands, requests, consents or approvals required hereunder will be given in the manner specified in the Loan Agreement to Debtor as Borrower and Secured Party as Lender therein.

      15.3 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, provided, however, that Debtor may not assign this Agreement in whole or in part without the prior written consent of Secured Party and Secured Party at any time during an Event of Default may assign this Agreement in whole or in part. All references herein to the "Debtor" and "Secured Party" will be deemed to apply to Debtor and Secured Party and their respective heirs, administrators, successors and assigns.

      15.4 MODIFICATIONS. No modification or waiver of any provision of this Agreement nor consent to any departure by Debtor therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver or consent will in any event be effective unless the same is in writing and specifically refers to this Agreement, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. No notice to or demand on Debtor in any case will entitle Debtor to any other or further notice or demand in the same, similar or other circumstance.

      15.5 JOINT AND SEVERAL OBLIGATIONS. If this Security Agreement is executed by more than one person or entity as the "Debtor," the obligations of such persons or entities hereunder will be joint and several. Unless otherwise specified herein, any reference to "Debtor" will mean each such person or entity executing this Security Agreement individually and all of such persons or entities collectively.

      15.6 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of this Agreement, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Agreement will remain operative and in full force and effect.

      15.7 CONTINUING AGREEMENT. This is a continuing Security Agreement and will continue in effect even though all or any part of the Obligations have been paid in full and even though for a period of time Debtor may not be indebted to Secured Party.

      15.8 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

      15.9 HEADINGS. The headings in this Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

      15.10 LIABILITY OF SECURED PARTY. Debtor hereby agrees that Secured Party will not be chargeable for any negligence, mistake, act or omission of any employee, accountant, examiner, agent or attorney employed by Secured Party (except for their willful misconduct) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

      15.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

      15.12 DEFINITIONS. Capitalized terms used herein and not otherwise defined will be given the definitions set forth in the Uniform Commercial Code in force and effect in the State indicated in the Governing Law section of this Agreement.

      15.13 GOVERNING LAW. This Agreement has been delivered and accepted at and will be deemed to have been made at Cincinnati, Ohio and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to conflicts of law principles.

      15.14 JURISDICTION. DEBTOR HEREBY IRREVOCABLY AGREES AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO, OR, AT THE OPTION OF SECURED PARTY IN ITS SOLE DISCRETION, OF ANY STATE OR FEDERAL COURT(S) LOCATED WITHIN ANY OTHER COUNTY, STATE OR JURISDICTION IN WHICH SECURED PARTY AT ANY TIME OR FROM TIME TO TIME CHOOSES IN ITS SOLE DISCRETION TO BRING AN ACTION OR OTHERWISE EXERCISE A RIGHT OR REMEDY, AND DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING. DEBTOR HEREBY IRREVOCABLY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS SET FORTH HEREIN OR ANY OTHER NOTICE ADDRESS WHICH DEBTOR HAS PROVIDED SECURED PARTY FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED THE EARLIER OF DEBTOR'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. NOTHING CONTAINED HEREIN WILL PREVENT SECURED PARTY FROM SERVING PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      15.15 WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE OBLIGATIONS, THE

      COLLATERAL, OR ANY ACTUAL OR PROPOSED TRANSACTION OR OTHER MATTER CONTEMPLATED IN OR RELATING TO ANY OF THE FOREGOING.

Dated as of February _, 2002.

                                           DEBTOR:

                                           BUILD-A-BEAR WORKSHOP, INC.

                                           By: /s/ Maxine Clark
                                               ---------------------------------
                                           Print Name: Maxine Clark
                                           Title: President

                                           DEBTOR:

                                           SHIRTS ILLUSTRATED, LLC

                                           By: /s/ Maxine Clark
                                               ---------------------------------
                                           Print Name: Maxine Clark
                                           Title: Manager

                                           SECURED PARTY:

                                           U.S. BANK NATIONAL
                                           ASSOCIATION

                                           By: /s/ Charles L. Thomas
                                               ---------------------------------
                                           Print Name: Charles L. Thomas
                                           Title: Vice President